Cash Accumulation Trust

Ticker Symbol
Class A	PLQXX

Summary Prospectus	December 1, 2009
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at www.prudential.com. You can also get this information at no cost by calling 1-800-225-1852 or by sending an e-mail to: www.prudentialcashaccumulationtrust-liquidassetsfund@reply.jennisondrydenemail.com

The Fund's Prospectus and SAI, both dated December 1, 2009, and the Fund's most recent shareholder report, dated September 30, 2009, are all incorporated by reference into this Summary Prospectus.

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INVESTMENT OBJECTIVE

The Fund's investment objective is current income to the extent consistent with preservation of capital and liquidity.

FUND FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sale proceeds)	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None
Redemption fee	None
Exchange fee	None

Annual Fund Operating Expenses % (expenses that you pay each year as a percentage of the value of your investment)

Management fees	.01%
+ Distribution and service (12b-1) fees	None
+ Other expenses	.04%
= Total annual Fund operating expenses	.05%
Examples. The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If Shares Are Redeemed				If Shares Are Not Redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Fund Shares	$5	$16	$28	$64	$5	$16	$28	$64
INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. We look for investments that we think will provide a high level of current income. To achieve our objective, we invest in short-term money market instruments such as obligations issued by the U.S. Government, its agencies and instrumentalities, commercial paper, asset-backed securities, funding agreements, variable rate demand notes, bills, notes and other obligations issued by banks, corporations and other companies (including trust structures), and obligations issued by foreign banks, companies or foreign governments, and municipal notes. The Fund will invest only in instruments with remaining maturities of thirteen months or less and which are denominated in U.S. dollars. The Fund may invest in longer-term securities that are accompanied by demand features which will shorten the effective maturity of the securities to thirteen months or less.

Although the Fund seeks to maintain a stable net asset value (NAV) of $1 per share, there can be no guarantee that it will always be able to do so.

Principal Risks of Investing in the Fund. All investments have risks to some degree. Please remember that an investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

Recent Market Events. Domestic and international markets have experienced a period of acute stress starting in the financial sector and then moving to other sectors of the world economy. This stress has resulted in extreme volatility in equity markets and stock prices. In some cases, the prices of certain stocks have declined sharply even though the financial condition or prospects of that company remain sound. These market conditions add significantly to the risk of short-term volatility of the Fund. Debt markets are also experiencing a period of high volatility which has negatively impacted market liquidity and prices. The concerns, which initially focused on subprime mortgage-backed securities, have since expanded to include derivatives, securitized assets and other debt securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes, and sectors. As a result, debt instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. These market conditions may adversely affect the Fund's investments and hamper its ability to sell debt securities or to purchase suitable debt instruments.

Risk of Increase in Expenses. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if a voluntary fee waiver is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Debt Obligations. Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund's holdings, share price, yield and total return may also fluctuate in response to bond market movements.

Recent developments relating to subprime mortgages have adversely affected fixed-income securities markets in the United States, Europe and elsewhere. The values of many types of debt securities have been reduced, including debt securities that are not related to mortgage loans. These developments have reduced the willingness of some lenders to extend credit and have made it more difficult for borrowers to obtain financing on attractive terms or at all. In addition, broker-dealers and other market participants have been less willing to make a market in some types of debt instruments, which has impacted the liquidity of those instruments. These developments have also had a negative effect on the broader economy. There is a risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund's ability to sell the debt securities in which it invests and to find and purchase suitable debt instruments.

Credit Risk. This is the risk that the issuer, the guarantor or the insurer of a fixed-income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, the securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more likely its value will decline.

Interest Rate Risk. This is the risk that the securities in which the Fund invests could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities generally are more sensitive to interest rate changes. In addition, short-term and long-term interest rates do not necessarily move in the same direction or by the same amount. An instrument's reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. Instruments with floating interest rates can be less sensitive to interest rate changes. Certain types of debt obligations are also subject to prepayment and extension risk. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as "prepayment risk." When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund's holdings may fall sharply. This is referred to as "extension risk."

Management Risk. Actively managed mutual funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these techniques will produce the desired results. Additionally, the securities selected by the subadviser may underperform the markets in general, the Fund's benchmark and other mutual funds with similar investment objectives.

Amortized Cost Method. There is also a risk that the market price for a security could be lower than the value attributed to the security through the amortized cost valuation procedures we follow. Such an event could affect our ability to maintain a net asset value of $1 per share.

For more information on the risks of investing in this Fund, please see Investment Risks in the Prospectus and Investment Risks and Considerations in the SAI.

The Fund's Past Performance. A number of factors - including risk - can affect how the Fund performs. The following bar chart shows the Fund's performance for the indicated share class for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The bar chart and Average Annual Total Returns table demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns for the share class compare with a broad-based securities market index and a group of similar mutual funds.

Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future. Updated Fund performance information is available online at www.prudential.com.

Annual Total Returns (Class A Shares)1
Best Quarter: 4th Quarter 2000 1.71% Worst Quarter: 1st Quarter 2004 0.21%
1Total return from 1-1-09 to 9-30-09 was 0.51%.

Average Annual Total Returns % (as of 12-31-08)
	One Year	Five Years	Ten Years
Fund shares	2.93	3.60	3.64
Lipper Average	2.50	3.20	3.35

7 Day Yield % (as of 12-31-08)
Fund Shares	1.52
iMoneyNet, Inc. Prime Retail Average	0.89
MANAGEMENT OF THE FUND

Investment Manager	Subadviser
Prudential Investments LLC	Prudential Investment Management, Inc.
BUYING AND SELLING FUND SHARES

Shares of the Fund are only available to investment advisory clients of Wells Fargo Advisors (Wells Fargo) who satisfy eligibility criteria determined by Wells Fargo. You should contact a Wells Fargo financial advisor for more information about specific eligibility requirements. We have the right to reject any purchase order or suspend or modify the sale of Fund shares.

With certain limited exceptions, shares of the Fund are only available to be sold in the United States, U.S. Virgin Islands, Puerto Rico and Guam.

TAX INFORMATION

Dividends, Capital Gains and Taxes. The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

FINANCIAL INTERMEDIARY COMPENSATION

Potential Conflicts of Interest. If you purchase Fund shares through a financial services firm, the Fund, the Manager, or their related companies may pay the financial services firm for the sale of Fund shares and/or for services to shareholders. These payments may create a conflict of interest by influencing the financial services firm or the firm's representatives to recommend the Fund over another investment. Ask your financial services firm or representative for more information or visit your firm's website.

By Mail:	Prudential Mutual Fund Services LLC, PO Box 9658, Providence, RI 02940
By Telephone:	800-225-1852 or 973-367-3529 (outside the US)
On the Internet:	www.prudential.com

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